Exhibit 99.1

Report of Independent Auditors

To the Board of Directors and Shareholders of
Eastern Concept Development Limited
(A development stage company)

We have audited the accompanying balance sheet of Eastern Concept Development Limited (the “Company”) as of August 7, 2007, and the related statements of operations, shareholder's deficit and cash flows for the period from June 29, 2007 (date of incorporation) to August 7, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of August 7, 2007 and the results of its operations and cash flows for the period from June 29, 2007 (date of incorporation) to August 7, 2007 in conformity with United States generally accepted accounting principles.

/s/ Mazars CPA Limited
Certified Public Accountants
Hong Kong
September 14, 2007

Eastern Concept Development Limited
(A development stage company)

Statement of Operations
Period from June 29, 2007 (date of incorporation) to August 7, 2007

	Note	US$	HK$

		Operating revenue

Operating expenses
General and administrative expenses		(4,122)	(32,150)

Loss from operations		(4,122)	(32,150)

Non-operating income
Interest income		336	2,618

Loss before income taxes		(3,786)	(29,532)

Income tax	4	-	-

Net loss		(3,786)	(29,532)

The financial statements should be read in conjunction with the accompanying notes

Eastern Concept Development Limited
(A development stage company)

Balance Sheet
As of August 7, 2007

	Note	US$	HK$
ASSETS

Current assets
Cash and cash equivalents		1,362,246	10,625,519
Accrued interest income		129	1,007

Total assets		1,362,375	10,626,526

LIABILITIES AND SHAREHOLDER’S DEFICIT

Current liabilities
Due to sole shareholder	5	1,366,161	10,656,057

Commitments and contingencies

Shareholder’s deficit
Ordinary shares, par value of HK$1 each:
10,000 shares authorized;
1 share issued and fully paid		-	1
Accumulated loss		(3,786)	(29,532)

Total shareholder’s deficit		(3,786)	(29,531)

Total liabilities and shareholder’s deficit		1,362,375	10,626,526

The financial statements should be read in conjunction with the accompanying notes

Eastern Concept Development Limited
(A development stage company)

Statement of Shareholder's Deficit
Period from June 29, 2007 (date of incorporation) to August 7, 2007

	Ordinary shares
	No of shares	Amount	Accumulated losses	Total

		HK$	HK$	HK$

Share issued on incorporation	1	1	-	1

Net loss	-	-	(29,532)	(29,532)

As of August 7, 2007	1	1	(29,532)	(29,531)

		US$	US$	US$

		-	(3,786)	(3,786)

The financial statements should be read in conjunction with the accompanying notes

Eastern Concept Development Limited
(A development stage company)

Statement of Cash Flows
Period from June 29, 2007 (date of incorporation) to August 7, 2007

	US$	HK$
Cash flows from operating activities
Net loss	(3,786)	(29,532)

Adjustment to reconcile net loss to net cash used in operating activities:-
Change in working capital:
Accrued interest income	(129)	(1,007)

Net cash used in operating activities	(3,915)	(30,539)

Cash flows from financing activities
Issue of share capital	-	1
Advances from sole shareholder	1,366,161	10,656,057

Net cash generated from financing activities	1,366,161	10,656,058

Cash and cash equivalents at end of period	1,362,246	10,625,519

The financial statements should be read in conjunction with the accompanying notes

Eastern Concept Development Limited
(A development stage company)

Notes to Financial Statements
For the period from June 29, 2007 (date of incorporation) to August 7, 2007

The financial statements should be read in conjunction with the accompanying notes

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Eastern Concept Development Limited (the “Company”) was incorporated in Hong Kong with limited liability on June 29, 2007 with 10,000 authorized shares with a par value of HK$1.

On incorporation, 1 share of HK$1 each was issued at par for cash to provide initial working capital for the Company.

The Company is in the development stage and has not yet commenced operations.  It will be acting as a holding company of a company established in the People’s Republic of China.

2.           BASIS OF PRESENTATION

The financial statements are presented in Hong Kong dollars which is the Company’s functional currency as a substantial portion of the Company’s business activities are based in Hong Kong dollars.  For illustrative purposes, the exchange rate adopted for the presentation of financial information as of August 7, 2007 and for the period then ended has been made at US$1.00 = HK$7.8.  No representation is made that the Hong Kong dollars could have been, or could be, converted into the United States dollars at that rate or at any other rates.

The Company has incurred loss of HK$29,532 since incorporation.  In addition, the Company had a negative working capital and shareholder’s deficit of HK$29,531 as of August 7, 2007.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Continuation of the Company as a going concern is dependent upon attaining profitable operations in the future and obtaining adequate financing for its operations.  The Company will be acting as an intermediate holding company of a company which is principally engaged in the provision of smartcard payment system and related value-added services mainly in the Guangdong province, the PRC (the “PRC Company”).  In addition, the sole shareholder has provided a letter to the Company indicating his commitment to make available adequate funds to the Company as and when required to maintain the Company as a going concern.  Taking into consideration the profits and cash flows to be generated from the operations of the PRC Company and the financial support provided by the sole shareholder, management is confident that the Company will be able to continue as a going concern.  As a result, the financial statements have been prepared in conformity with the principles applicable to a going concern.

Eastern Concept Development Limited
(A development stage company)

Notes to Financial Statements
For the period from June 29, 2007 (date of incorporation) to August 7, 2007

3.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“USGAAP”).

Income taxes
Provision for income and other taxes has been provided in accordance with the tax rates and laws in effect in Hong Kong.

Deferred taxes are provided using the liability method for all significant temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carry forwards. The tax consequences of those differences are classified as current or non-current based on the classification of the related assets or liabilities in the financial statements.

Use of estimates
The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include but not limited to taxes and contingencies.  Actual results could differ from those estimates.

Related parties
Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions

Fair values of financial instruments
The estimated fair values for financial instruments under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”, are determined at discrete points in time based on relevant market information.  These estimates involve uncertainties and cannot be determined with precision.  The estimated fair value of the Company’s financial instrument, its bank balances, approximates its carrying value in the financial statements.

New accounting pronouncements
There is no new accounting pronouncement for which adoption is expected to have a material impact on the Company’s financial statements.

Concentration of cash
The Company’s financial instruments represent cash denominated in Hong Kong dollars and placed with a recognised bank in Hong Kong of which credit risk and currency risk are considered minimal.

Eastern Concept Development Limited
(A development stage company)

Notes to Financial Statements
For the period from June 29, 2007 (date of incorporation) to August 7, 2007

4.           TAXATION

The Company did not carry on any business and did not maintain any branch office in the United States of America and thus, no provision for withholding or U.S. federal income taxes have been made.

Hong Kong Profits Tax has not been provided as the Company has no assessable profit for the period.  The operating loss incurred by the Company was not deductible in accordance with the tax laws currently in effect in Hong Kong since no taxable income has been derived by the Company during the period.

A reconciliation of the Company’s effective tax rate to the statutory rate in Hong Kong is as follows:

%

Hong Kong statutory tax rate	17.5
Tax-exempted revenue	1.6
Non-deductible expenses	(19.1)

Effective tax rate	-

5.           DUE TO SOLE SHAREHOLDER

The amount due is unsecured, interest-free and has no fixed repayment term.